UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 4, 2006 (October 3, 2006)

Heritage Property Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-31297	04-3474810
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Dartmouth Street Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

(617) 247-2200
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 3, 2006, Heritage Property Investment Trust, Inc. (NYSE: HTG) (the “Company”) announced that its stockholders have approved the merger of the Company with and into Centro Saturn MergerSub LLC, an affiliate of Centro Properties Group, and the other transactions contemplated by the Agreement and Plan of Merger, dated as of July 9, 2006, by and among the Company and affiliates of Centro Properties Group.

A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press Release dated October 3, 2006 issued by Heritage Property Investment Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE PROPERTY
INVESTMENT TRUST, INC.

/s/ Thomas C. Prendergast
Thomas C. Prendergast
President and Chief Executive Officer

/s/ David G. Gaw
David G. Gaw
Senior Vice President, Chief Financial
Officer and Treasurer

Dated: October 3, 2006